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                                                                   EXHIBIT 10.15

                               GUARANTY OF PAYMENT

         THIS GUARANTY OF PAYMENT (this "Guaranty") is signed and delivered this 5th day of January, 2004 by POLARIS MALL, LLC, a Delaware limited liability company ("Guarantors", even if there is only one Guarantor; see Section 5.20 hereof). All capitalized terms used but not defined herein shall have the same meaning as given to such term in the Loan Agreement (as defined below).

                                    ARTICLE 1

                                  THE GUARANTY

         1.1 Guarantors' Agreement. Each of the Guarantors hereby jointly and severally, unconditionally and irrevocably guarantees to BANK ONE, NA, a national banking association ("Lender") to pay and perform when due the Obligations (as hereinafter defined) and to pay on demand the Expenses (as hereinafter defined). This Guaranty is absolute, independent and continuing under all circumstances, and is a guaranty of payment and performance, not of collection. Each Guarantor hereby acknowledges that Lender has given sufficient consideration for this Guaranty by entering into that certain Loan Agreement dated of even date herewith (the "Loan Agreement") with Glimcher Properties Limited Partnership, a Delaware limited partnership ("Borrower"), and agreeing to make the loan described therein (the "Loan") and to otherwise perform its obligations thereunder. Each Guarantor. hereby further acknowledges that Lender is doing all of the foregoing in reliance on each of the terms of this Guaranty. Guarantor hereby further acknowledges and represents to Lender that by virtue of the Loan being made to Borrower, and Borrower becoming the sole member of Guarantor, Guarantor has thus become a wholly owned subsidiary of Borrower and as such it is deriving a material benefit from the making of the Loan to Borrower.

         1.2 Obligations. For all purposes of this Guaranty, the term "Obligations" shall mean all monetary obligations of Borrower to Lender of any kind whatsoever, howsoever created, arising or evidenced, whether pursuant to a covenant, representation, warranty, indemnity or other agreement of any kind, whether direct or indirect, absolute or contingent, recourse or non-recourse, or now or hereafter existing, or due or to become due, and which arise under the Loan Agreement, the Note (as defined in the Loan Agreement), any Rate Management Transaction (as defined in the Loan Agreement) or any other Loan Document (as defined in the Loan Agreement), including, without limitation, the obligation to pay the principal amount of each of the Note when due thereunder and the obligation to pay interest under each of the Note, including any interest at the post-maturity or default rate (the "Default Rate"), and the obligation of Borrower to contribute Borrower's funds to the Loan in accordance with the terms and conditions of the Loan Agreement.

         1.3 Expenses. For all purposes of this Guaranty, the term "Expenses" shall mean all attorneys' fees and expenses and all other costs and expenses of any kind which Lender may at

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any time pay or incur after an Event of Default under the Loan Agreement in attempting to collect, compromise or enforce in any respect the Obligations or this Guaranty, whether or not suit is ever filed, and whether or not in connection with any insolvency, bankruptcy, reorganization, arrangement or other similar proceeding involving Borrower or any Guarantor. If Lender pays any such cost or expense, "Expenses" shall also include interest at the Default Rate on any such payment from the date thereof until repayment of Lender in full.

         1.4 Total Amount of the Obligations. Each Guarantor acknowledges that the total amount of the Obligations may exceed the total amount necessary to pay in full each of the Note and all of the Expenses.

         1.5 Continuing Guaranty. This Guaranty shall in all respects be a continuing guaranty, remaining in full force and effect (notwithstanding, without limitation, that from time to time all Obligations may have been satisfied in full) until all of the following have occurred: (i) all of the Obligations have been satisfied in full, (ii) all of the obligations of each of the Guarantors hereunder have been satisfied in full, and (iii) Lender has no further obligation to make any advance under the Loan Agreement. No notice of discontinuance or revocation shall affect any of the obligations of any Guarantor hereunder or of Borrower or any other obligor under any of the Obligations. Lender shall not be obligated to accept at any time any deed in lieu of foreclosure, and all obligations of each Guarantor hereunder shall survive foreclosure or any deed in lieu of foreclosure which Lender may accept, to the extent any of the Obligations remain unsatisfied or otherwise survive.

                                    ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

         Each of the Guarantors hereby covenants, represents and warrants to Lender as follows:

         2.1 Review of Guaranty and Loan Documents. Such Guarantor has reviewed, with the benefit of its legal counsel, each of the terms and conditions of this Guaranty and each of the other Loan Documents, including, without limitation, the Loan Agreement and the Note.

         2.2 Financial Benefit to Guarantor. Such Guarantor is deriving a material financial benefit from the making of the Loan to Borrower.

         2.3 Organization; Authorization. Each Guarantor is a limited liability company, duly organized, validly existing and in full force and effect under the laws of the State of its formation, and duly qualified and in full force and effect under the laws of each other State in which its activities require that it be qualified, except where the failure to be so qualified or to have the requisite authority would not have a Material Adverse Affect. Each such Guarantor has executed and delivered this Guaranty pursuant to proper authority duly granted.

         2.4 Enforceability. Each obligation under this Guaranty is legal, valid, binding and enforceable against each Guarantor in accordance with all of its terms and conditions, subject to general principles of equity and the effect of bankruptcy and other laws affecting the rights of creditors generally.

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         2.5      No Existing Defaults and No Litigation. Such Guarantor is not
in default under any agreement with Lender, the effect of which default could materially adversely affect performance of its obligations under this Guaranty. There are no actions, suits or proceedings pending or, to the best of its knowledge, threatened against such Guarantor before any court or any other governmental authority of any kind which could materially adversely affect performance of its obligations under this Guaranty.

         2.6 Guaranty Will Cause No Violations of Law or Other Defaults. Neither the execution and delivery of this Guaranty nor compliance with any and all of its terms and conditions will violate any presently existing law, regulation, order, writ, injunction or decree of any court or other governmental authority of any kind, or result in any default by such Guarantor under any other document or agreement of any kind.

         2.7 No Misstatements or Omissions. This Guaranty does not contain any untrue statement of fact or omit to state any fact material to this Guaranty. Such Guarantor has no knowledge of any material fact concerning Borrower or the financial condition of Borrower which has not been disclosed to Lender in writing and might adversely affect Lender's determination to enter into the Loan Agreement.

         2.8 ERISA. Such Guarantor is not an "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA"), to which ERISA applies and such Guarantor's assets do not constitute assets of any such plan.

                                    ARTICLE 3

                      COVENANTS, CONDITIONS AND AGREEMENTS

        Each of the Guarantors hereby covenants and agrees with Lender as follows:

         3.1 Rescinded or Returned Payments. If at any time any part of any payment previously applied by Lender to any of the Obligations is rescinded or returned by Lender for any reason, including, without limitation, the insolvency, bankruptcy or reorganization of Borrower or any other party, such Obligations shall be deemed to have continued in existence to the extent that such payment is rescinded or returned, and this Guaranty shall be reinstated as to such Obligations as though such prior application by Lender had not been made.

         3.2 Certain Permitted Actions of Lender. Lender may, from time to time, at its option and without notice to any Guarantor, take any or all of the following actions in any combination without in any way affecting the obligations of any Guarantor: (i) obtain a security interest in any property to secure any of the Obligations or any obligation hereunder; (ii) obtain the primary or secondary obligation of any additional obligor or obligors with respect to any of the Obligations; (iii) extend, modify, subordinate, exchange or release any of the Obligations; (iv) modify, subordinate, exchange or release its security interest in all or any part of any property securing any of the Obligations or any obligation hereunder, or extend, modify, subordinate, exchange or release any obligations of any obligor with respect to any such property; (v) alter the manner or place of payment of the Obligations; (vi) enforce this Guaranty against any Guarantor, for payment of any of the due but unpaid Obligations,

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whether or not Lender shall have proceeded against Borrower or any other
Guarantor or any other party primarily or secondarily obligated with respect to any of the Obligations, or resorted to or exhausted any other remedy or any other security or collateral; and (vii) foreclose on, take possession of, or sell any of the collateral or security for the Obligations or enforce any other rights under any of the Loan Documents.

         3.3 Lender's Option to Release Any Guarantor. Lender may, from time to time, at its option, release any Guarantor from any of its obligations hereunder or release Borrower or any other obligor from any of the Obligations without notice to any other Guarantor or any other party and without in any way releasing or affecting the liability of any other Guarantor.

         3.4 Application of Payments. Lender may apply any payment made on account of the Obligations toward such of the Obligations, and in such order, as Lender may elect from time to time, whether or not such Obligations are guaranteed hereby, otherwise secured, or due at the time of application.

         3.5 Subordination. Such Guarantor hereby subordinates any claims or liens of such Guarantor against Borrower of any kind (including, without limitation, any right of such Guarantor to a return of any capital contributed to Borrower) to all of the Obligations and to any other claims or liens of Lender against Borrower or any of the property of Borrower. Upon any notice by Lender to Borrower of any default under any Loan Document, such Guarantor shall enforce any of its claims or liens as trustee for Lender, and shall cause any receipts to be paid over to Lender on account of the Obligations without affecting in any manner the liability of such Guarantor under this Guaranty, except to the extent of such payment. As long as no such notice of default has occurred, such Guarantor may apply to its own accounts payments made by Borrower.

         3.6 Certain Events Not Affecting Obligations of Any Guarantor. The obligations of such Guarantor hereunder shall not be affected by any of the following: (i) the release or discharge of Borrower in any creditors', receivership, bankruptcy, reorganization, insolvency, or other proceedings; (ii) the rejection or disaffirmance in any such proceeding of any of the Obligations;
(iii) the impairment or modification of any of the Obligations, or of any remedy for the enforcement thereof, or of the estate of Borrower in bankruptcy, resulting from any present or future federal or state bankruptcy law or any other law of any kind or from the decision or order of any court or other governmental authority; (iv) any defense of Borrower; (v) the cessation of the liability of Borrower for any cause whatsoever; (vi) any sale, assignment, transfer or other conveyance (including, without limitation, any conveyance in lieu of foreclosure or any collateral sale pursuant to the Uniform Commercial Code, as adopted in Ohio) of any of the security for any of the Obligations, regardless of the amount received by Lender in connection therewith; or (vii) any disability or defense of any kind now existing of such Guarantor with respect to any provision of this Guaranty.

         3.7 No Obligation of Lender Regarding Security Interest. Lender shall have no obligation to obtain, perfect or retain a security interest in any property to secure any of the Obligations or this Guaranty (including, without limitation, any mortgage or security interest contemplated by any of the Loan Documents), or to protect or insure any such property.

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         3.8      Filing of Certain Claims. Such Guarantor shall promptly file in any bankruptcy or other proceeding in which the filing of claims is required by law all claims and proofs of such claims which such Guarantor may have against Borrower, and shall collaterally assign to Lender or its nominee all rights of such Guarantor thereunder. In all such cases, any party authorized to pay such claim shall pay to Lender or, its nominee the full amount thereof.

         3.9 ERISA. For so long as this Guaranty shall be continuing, such Guarantor hereby covenants to Lender, that, for the duration of the term of this Guaranty, such Guarantor shall not be an "employee benefit plan" within the meaning of Section 3(3) of ERISA to which ERISA applies and such Guarantor's assets shall not constitute assets of any such plan.

         3.10 Performance by One Guarantor Deemed Performance by All. Each Guarantor hereby authorizes any other Guarantor to perform any obligation under this Guaranty, and Lender may rely on any such performance as if it had been made by all Guarantors.

         3.11 Waivers by Guarantors. Each of the Guarantors hereby expressly waives each of the following: (i) notice of the acceptance by Lender of this Guaranty, notice of the existence, creation or non-payment of any of the Obligations, presentment, demand, notice of dishonor, protest, notice of protest, and all other notices except any specifically required by this Guaranty; (ii) any obligation Lender may have to disclose to such Guarantor any facts Lender now or hereafter may know or have reasonably available to it regarding Borrower or the financial condition of Borrower, whether or not Lender has a reasonable opportunity to communicate such facts or has reason to believe that any such facts are unknown to such Guarantor or materially increase the risk to such Guarantor beyond the risk such Guarantor intends to assume hereunder; such Guarantor shall be fully responsible for keeping informed of the financial condition of Borrower and of all other circumstances bearing on the risk of non-payment or non-performance of the Obligations; (iii) all diligence in collection of any of the Obligations, any obligation hereunder, or any guaranty or other security for any of the foregoing; (iv) the benefit of all appraisement, valuation, marshaling, forbearance, stay, extension, redemption, homestead, exemption and moratorium laws now or hereafter in effect; (v) any defense based on the incapacity, lack of authority, death or disability of any other person or entity or the failure of Lender to file or enforce a claim against the estate of any person or entity in any administrative, bankruptcy or other proceeding; (vi) any defense based on an election of .remedies by Lender, whether or not such election may affect in any way the recourse, subrogation or other rights of such Guarantor against Borrower or any other person in connection with the Obligations; (vii) any defense based on the failure of Lender to (A) provide notice to such Guarantor of a sale or other disposition (including any collateral sale pursuant to the Uniform Commercial Code, as adopted in Ohio) of any of the security for any of the Obligations, or (B) conduct such a sale or disposition in a commercially reasonable manner; (viii) any defense based on the negligence of Lender in administering the Loan, or taking or failing to take any action in connection therewith, or based on any claim that Lender failed to act both in good faith and in a commercially reasonable manner; and (ix) any rights arising because of such Guarantor's payment or performance of any of the Obligations (A) against Borrower, by way of subrogation of the rights of Lender or otherwise, or (B) against any other Guarantor or any other party obligated to pay or perform any of the Obligations, by way of contribution or reimbursement or otherwise.

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         3.12     Financial Statements. Guarantors shall deliver or cause to be delivered to Lender (a) Guarantors' internal unaudited financial statements within one hundred twenty (120) days of Guarantors' execution of this Guaranty,
(b) quarterly rent roll for PFP Columbus, LLC, a Delaware limited liability company ("PFP"), within sixty (60) days of the end of each fiscal quarter, and
(c) quarterly operating statements for PFP within sixty (60) days of the end of each fiscal quarter.

                                    ARTICLE 4

              DEFAULT OF GUARANTORS WHEN BORROWER IS NOT IN DEFAULT

         4.1 Events of Default. The occurrence of any of the following, regardless of whether or not any performance or payment of any of the Obligations shall then be due, shall be a default under this Guaranty: (i) the death, incompetency, dissolution, liquidation, bankruptcy or insolvency of any Guarantor, the inability of any Guarantor to pay its debts generally as they become due, or a general assignment by any Guarantor for the benefit of creditors; (ii) any application for or consent to the appointment of a trustee, receiver or other custodian for any Guarantor or any assets or property of any of them, or the institution of any proceeding by any Guarantor under any federal or state laws providing for the relief of debtors or otherwise alleging that any Guarantor is insolvent, bankrupt or unable to pay its debts generally as they become due; (iii) the institution of any proceeding against any Guarantor under any federal or state laws providing for the relief of debtors or otherwise alleging that any Guarantor is insolvent, bankrupt or unable to pay its debts generally as they become due which is not vacated within sixty (60) days of filing; (iv) any Guarantor is in breach of any of its representations and warranties contained herein; or (v) any Guarantor is in breach of or fails to perform any of its covenants, agreements and obligations set forth herein and such breach or failure continues for a period of thirty (30) days after notice thereof from Lender to Guarantor.

         4.2 Cure of Certain Defaults. Upon the occurrence of any of the events described in clauses (i), (ii), (iii), (iv) or (v) of Section 4.1 hereof, other than any breach described in clause (iv) or (v) relating to Section 2.8 hereof, Lender may, at its option, permit the Guarantor to whom such event applies (or, in the case of the death of a Guarantor, the deceased Guarantor's estate) to cure the resulting default by delivering to Lender within thirty (30) days from the occurrence of such event, in the case of any event described in said clause (i), (ii) or (iii), or within thirty (30) days from the date notice is given to the Guarantor by Lender, in the case of any event described in said clause (iv) or (v) (except events which relate to Section 2.8 hereof as aforesaid), Cash Collateral (as hereinafter defined) in an amount sufficient to pay all of the Obligations if they were then due and payable. As used herein, "Cash Collateral" shall mean, in Lender's sole discretion, either cash or any combination of cash and letters of credit or other cash equivalents or other security satisfactory in amount and all other respects to Lender. Lender shall invest all such cash or cash equivalents in United States treasury obligations as additional security for payment of the Obligations, and "Cash Collateral" shall include any interest which may accrue thereon. Lender may apply any Cash Collateral to the payment of any of the Obligations not paid in full when due and will remit to the appropriate Guarantor any excess remaining after the full performance of and payment in full of all of the Obligations.

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                                    ARTICLE 5

                                  MISCELLANEOUS

         5.1 Application of GAAP. Where the character or amount of any asset or liability or item of income or expense is required, to be determined or any consolidation or other accounting computation is required to be made for the purpose of this Guaranty, the same shall be done in accordance with generally accepted accounting principles, to the extent applicable, except where such principles are inconsistent with the requirements of this Guaranty or those of the Loan Agreement.

         5.2 Joint and Several Obligations: Successors and Assigns. All obligations under this Guaranty are joint and several to each of the Guarantors and any other party which hereafter guarantees any portion of the Obligations, and shall be binding upon each of them and their respective heirs, legal representatives, successors and assigns.

         5.3 Assignment by Lender. Lender may from time to time, without notice to any Guarantor, assign or transfer any interest in any of the Obligations by loan participation or otherwise, and notwithstanding such assignment or transfer, such Obligations shall remain Obligations for purposes of this Guaranty. Each immediate and successive assignee or transferee of any interest in any of the Obligations and this Guaranty shall, to the extent of such interest, be entitled to the benefits of this Guaranty to the same extent as if such assignee -or transferee were Lender. Lender may deliver to any such assignee or transferee any financial statements delivered by any Guarantor in connection with this Guaranty.

         5.4 No Exculpation. No exculpatory, "non-recourse," "limited recourse," or other language contained in any other Loan Document or in any other document shall in any way prevent Lender from, or otherwise limit Lender in, enforcing this Guaranty against any Guarantor.

         5.5 Legal Tender of United States. All payments hereunder shall be made in coin or currency which at the time of payment is legal tender in the United States of America for public and private debts.

         5.6      Time of Essence. Time is of the essence of this Guaranty.

         5.7 Definitions; Captions. With respect to any reference in this Guaranty to any defined term, (i) if such defined term refers to a person, or a trust, corporation, partnership or other entity, then it shall also mean all heirs, personal representatives,-successors and assigns of such person or entity, and (ii) if such defined term refers to a document, instrument or agreement, then it shall also include any replacement, extension or other modification thereof. Captions contained in this Guaranty in no way define, limit or extend the scope or intent of their respective provisions.

         5.8 Notices. Any notices that Lender or any Guarantor may give hereunder shall be deemed given if in writing and if delivered personally, or if mailed, postage prepaid, by United States registered or' certified mail, return receipt requested, or if delivered by a responsible overnight courier, addressed:

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          If to Guarantors:                 Polaris Mall, LLC
                                            150 E. Gay Street
                                            Columbus, Ohio 43215
                                            Attention: George A. Schmidt, Esq.

          with a copy to:                   Frost Brown Todd LLC
                                            One Columbus, Suite 1000
                                            10 West Broad Street,
                                            Columbus, Ohio 43215
                                            Attention: John I. Cadwallader, Esq.

          In the case of Lender to:         Bank One, NA
                                            100 East Broad Street, 11th Floor
                                            Columbus, Ohio 43271-0208
                                            Attention:  David A. DeVictor

          with a copy to:                   Bricker & Eckler LLP
                                            100 South Third Street
                                            Columbus, Ohio 43215
                                            Attention: Charles H. McCreary, Esq.

or to such other address or addresses as the party to be given notice may have furnished in writing to the party seeking or desiring to give notice, as a place for the giving of notice, provided-that no change in address shall be effective until seven (7) days after being given to the other party in the manner provided for above. Any notice given in accordance with the foregoing shall be deemed given when delivered personally or, if mailed, three (3) business days after it shall have been deposited in the United States mails as aforesaid or, if sent by overnight courier, the business day following the date of delivery to such courier. Nothing in this notice provision shall be construed as a requirement that Lender give any notice under this Guaranty.

         5.9 Entire Agreement. This Guaranty constitutes the entire agreement of the Guarantors for the benefit of Lender and supersedes any prior agreements with respect to the subject matter hereof.

         5.10 No Modification Without Writing. This Guaranty may not be terminated or modified in any way nor can any right of Lender or any obligation of any Guarantor be waived or modified, except by a writing signed by Lender and such Guarantor.

         5.11 Independent Obligations. The obligations of each Guarantor hereunder are independent of the obligations of Borrower and each other Guarantor. In the event of any default hereunder, Lender may institute a separate action against any Guarantor with or without joining or instituting a separate action against Borrower or any other Guarantor or other obligor.

         5.12 Documentation. All documents and other matters required by any of the provisions of this Guaranty to be submitted or furnished to Lender shall be in form and substance satisfactory to Lender.

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         5.13     Additional Assurances. Each Guarantor agrees that, at any time or from time to time, upon the written request of Lender, such Guarantor will execute all such further documents and do all such other acts and things as Lender may request to effectuate the purposes of this Guaranty.

         5.14 Choice of Law. This Guaranty shall be governed by and construed in accordance with the internal laws of the State of Ohio. Guarantors acknowledge that Lender's principal office is located in Columbus, Ohio and that Lender may be irreparably harmed if required to institute or defend any action in any jurisdiction other than the Southern District of Ohio or Franklin County, Ohio. Therefore, each of the Guarantors irrevocably (i) agrees that any suit, action or other legal proceeding relating to this Guaranty may be brought only in the Circuit Court of Franklin County or in the Southern District of Ohio, at Lender's option, (ii) consents to the jurisdiction of each such court in any such suit, action or proceeding, and (iii) waives any objection which such Guarantor may have to the laying of venue in any such suit, action or proceeding in either such court. Nothing herein shall be deemed to limit any rights, powers or privileges which Lender may have pursuant to any law of the United States of America or any rule, regulation or order of any department or agency thereof and nothing herein shall be deemed to make unlawful any transaction or conduct by Lender which is lawful pursuant to, or which is permitted by, any of the foregoing.

         5.15 No Third Party Beneficiary. This Guaranty is made for the sole benefit of Guarantors and Lender, and no other person shall be deemed to have any privity of contract hereunder nor any right to rely hereon to any extent or for any purpose whatsoever, nor shall any other person have any right of action of any kind hereon or be deemed to be a third party beneficiary hereunder.

         5.16 Interpretation. All references herein to a party's best knowledge shall be deemed to mean the best knowledge of such party based on all appropriate and thorough inquiry. Unless specified to the contrary herein, references herein to an exercise of discretion or judgment by Lender, to the making of a determination or designation by Lender, to the application of Lender's discretion or opinion, to the granting or withholding of Lender's consent or approval, to the consideration of whether a matter or thing is satisfactory or acceptable to Lender, or otherwise involving the decision making of Lender, shall be deemed to mean that Lender shall decide unilaterally using its sole and absolute discretion or judgment. The terms "herein," "hereof," "hereunder" and any other similar terms used herein shall be deemed to refer to this Agreement in its entirety. Any reference contained herein to attorneys' fees and expenses shall be deemed to be to reasonable fees and expenses and to include all reasonable fees and expenses of in-house or staff attorneys and the reasonable fees and expenses of any other experts or consultants.

         5.17 No Waiver. No waiver of any term, provision, condition, covenant or agreement herein contained shall be effective unless set forth in a writing signed by Lender, and any such waiver shall be effective only to the extent set forth in such writing. No failure to exercise or delay in exercising by Lender of any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right or remedy provided by law. No notice or demand on any Guarantor in any case shall, in itself,

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entitle such Guarantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Lender to any other or further action in any circumstances without notice or demand. No consent or waiver, expressed or implied, by Lender to or of any breach or default by any Guarantor in -the performance of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of the same or any other obligations of such Guarantor hereunder. Failure on the part of Lender to complain of any acts or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Lender of its rights hereunder or impair any rights, powers or remedies on account of any breach or default by such Guarantor.

         5.18 Severability. Any provision of this Guaranty which is unenforceable or invalid or contrary to law, or the inclusion of which would adversely affect the validity, legality or enforcement of this Guaranty, shall be of no effect and, in such case, all the remaining terms and provisions of this Guaranty shall subsist and be fully effective according to the terms of this Guaranty the same as though any such invalid portion had never been included herein. Notwithstanding any of the foregoing to the contrary, if any provisions of this Agreement or the application thereof are held invalid or unenforceable only as to particular persons or situations, the remainder of this Guaranty, and the application of such provision to persons or situations other than those to which it shall have been held invalid or unenforceable, shall not be affected thereby, but shall continue valid and enforceable to the fullest extent permitted by law.

         5.19 Cumulative. The obligations of each Guarantor hereunder are in addition to any other obligations it may now or hereafter have to Lender, and shall not be affected in any way by the delivery to Lender by any of the Guarantors or any other guarantor of any other guaranty. All rights and remedies of Lender and all obligations of the Guarantors under this Guaranty are cumulative; without limitation, Lender's exercise of its right to receive Cash Collateral from one Guarantor hereof shall in no way limit any right or remedy of Lender against any other Guarantor. In addition, Lender shall have all rights and remedies available to it in law or equity for the enforcement of this Guaranty.

         5.20 One Guarantor. If this Guaranty is made by only one Guarantor, then all references in this Guaranty to the "Guarantors," "each of the Guarantors," "any Guarantor," "any of the Guarantors", "such Guarantor" or any similar reference shall be deemed to mean solely the Guarantor whose signature is set forth below.

         5.21 WAIVER OF JURY TRIAL. EACH GUARANTOR, AND BY ITS ACCEPTANCE HEREOF, LENDER, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS THAT SUCH GUARANTOR MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS GUARANTY OR ANY OR THE OTHER LOAN DOCUMENTS EXECUTED BY SUCH GUARANTOR, OR ANY OTHER STATEMENTS OR ACTIONS OF LENDER. EACH GUARANTOR ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE LOAN AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS IT EXECUTES, AND THAT THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF THE OTHER LOAN DOCUMENTS TO WHICH

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SUCH GUARANTOR IS A PARTY AS IF FULLY INCORPORATED THEREIN; AND EACH GUARANTOR,
AND LENDER HEREBY AGREES AND CONSENTS THAT ANY PARTY TO THIS GUARANTY AND LENDER- MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE GUARANTORS HERETO AND LENDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         5.22 Confession of Judgment. Guarantor hereby authorizes any attorney-at-law to appear in any court of record in the State of Ohio or in any other state or territory of the United States at any time after the Obligations becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against Guarantor in favor of Lender for the amount due together with interest, expenses, the costs of suit and reasonable counsel fees, and thereupon to release and waive all errors, rights of appeal and stays of execution. Such authority shall not be exhausted by one exercise, but judgment may be confessed from time to time as any sums and/or costs, expenses or reasonable counsel fees shall be due, by filing an original or a photostatic copy of this Guaranty. Guarantor waives any right to move any court for an order having any attorney or firm representing Lender removed or disqualified as counsel for Lender as a result of such attorney or firm confessing judgment against Guarantor in accordance with this Section. Guarantor hereby expressly waives any conflicts of interest that may now or hereafter exist as a result of any attorney representing Lender confessing judgment against Guarantor and expressly consents to any attorney representing Lender or to any other attorney to confess judgment against Guarantor in accordance with this Section. Guarantor hereby further consents and agrees that Lender may pay

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any attorney confessing judgment against Guarantor in accordance with this
Section, a reasonable fee for confessing judgment and that any fees so paid may be included in the amount of such judgment.

         IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be executed by their duly authorized representatives as of the date first above written.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                              GUARANTORS: POLARIS MALL, LLC

                              By: Glimcher Properties Limited Partnership,
                                  its Manager, a Delaware limited partnership

                                  By: Glimcher Properties Corporation, its sole
                                      general partner, a Delaware corporation

                              By:___________________________________________
                                 George A. Schmidt, Executive Vice President

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